SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): April 18, 2013

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.07.

Submission of Matters to a Vote of Security Holders.

On April 18, 2013, Wausau Paper Corp. (the “Company”) held its Annual Meeting of Shareholders.  The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended:

1.

The three nominees proposed by the Board of Directors as Class II directors for a three-year term expiring at the 2016 Annual Meeting were elected by the following votes:

Name	For	Withheld	Broker Non-Votes

G. Watts Humphrey, Jr.	37,311,591	3,696,100	3,938,673
John S. Kvocka	39,936,210	1,071,481	3,938,673
George P. Murphy	39,896,149	1,111,542	3,938,673

The nominee proposed by the Board of Directors as a Class III director for a one-year term expiring at the 2014 Annual Meeting was elected by the following votes:

Name	For	Withheld	Broker Non-Votes

Londa J. Dewey	39,707,533	1,300,158	3,938,673

Other continuing directors include:  (1) Class I directors Michael C. Burandt, Charles E. Hodges,  and Henry C. Newell, whose terms expire at the 2015 Annual Meeting; and (2) Class III directors Gary W. Freels and Thomas J. Howatt, whose terms expire at the 2014 Annual Meeting.

2.

A proposal entitled “Advisory Vote on Executive Compensation,” which allowed shareholders to approve or disapprove of our executive compensation programs and policies, was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
38,919,296	1,039,015	1,049,380	3,938,673

3.

A proposal for ratification of the audit committee’s selection of Deloitte & Touche LLP as our independent auditor for the 2013 fiscal year was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
44,652,879	212,474	81,011	-

Section 8 – Other Events

Item 8.01.

Other Events.

In a previous Current Report on Form 8-K, filed on March 21, 2013, the Company announced that it had signed a non-binding Letter of Intent to sell its specialty paper business to a new company (“NewCo”) to be formed and controlled by investment funds sponsored by KPS Capital Partners L.P. (“KPS”), a New York based private equity firm with significant experience in the paper industry and in completion of complex corporate carve-outs.  KPS had, at that time, also signed a non-binding Letter of Intent to acquire another company and to combine it with the specialty paper business within NewCo.  On April 22, 2013, KPS finalized a definitive agreement with the other company, Packaging Dynamics Corporation (“Packaging Dynamics”), pursuant to which Packaging Dynamics will sell its Thilmany Papers business unit to Newco.  The Thilmany transaction is expected to close contemporaneously with the Company’s sale of its specialty paper business to Newco.  Following the closing, Newco will include Thilmany’s Nicolet and Kaukauna mills, along with the Company’s Mosinee and Rhinelander mills, all of which are located in Wisconsin, as well as the output of Verso Paper’s number five paper machine located in Jay, Maine.

Forward Looking Statements

Statements concerning opportunities for the Company’s specialty paper business constitute forward-looking information and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  While the Company believes that these forward-looking statements are based on reasonable assumptions, the statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated and expressed in this report.  The assumptions, risks, and uncertainties relating to the forward-looking statements in this report include the risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 and in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and from time to time in the Company’s other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  April 23, 2013

By:  SHERRI L. LEMMER

Sherri L. Lemmer

Senior Vice President and Chief Financial Officer